UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 1, 2004
(Date of earliest event reported)

PAB Bankshares Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-11823	58-1473302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (229) 241-2775

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 1, 2004 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated September 1, 2004

Exhibit Index
99.1	Press release dated September 1, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB Bankshares Inc. (Registrant)
September 01, 2004 (Date)	/s/ DONALD J. TORBERT, JR. Donald J. Torbert, Jr. Executive Vice President and Chief Financial Officer